BlackRock FundsSM

BlackRock Short Obligations Fund

BlackRock Ultra-Short Obligations Fund

(the “Funds”)

Supplement dated January 22, 2013

to the Prospectus of the Funds dated November 2, 2012

Commencing today, voluntary expense caps will be lowered for the Funds. Consequently, the portion of the table under “Management of the Fund — BlackRock” discussing the voluntary caps on Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) is hereby deleted in its entirety and replaced with the following:

Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Voluntary Caps[2]
Short Obligations Fund
BlackRock Shares	0.10%
Ultra-Short Obligations Fund
BlackRock Shares	0.10%

*	As a percentage of average daily net assets
[2]	The voluntary cap is in effect until December 1, 2014. However, the voluntary cap may be terminated prior to that date without shareholder notification or approval.

Shareholders should retain this Supplement for future reference.

PRO-SOUSO-0113SUP